Rule 497 (k)
                                                             File No. 333-140895


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                                  AlphaDEX(R)
                                 Family of ETFs

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SUMMARY PROSPECTUS

First Trust Mid Cap Core AlphaDEX(R) Fund

Ticker Symbol: FNX
Exchange:      NYSE Arca, Inc.



Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at http://www.ftportfolios.com/retail/ETF/ETFfundnews.aspx?Ticker=FNX. You can also get this information at no cost by calling (800) 621-1675 or by sending an e-mail request to info@ftportfolios.com. The Fund's prospectus and statement of additional information, both dated December 1, 2014, are all incorporated by reference into this Summary Prospectus.



INVESTMENT OBJECTIVE

The First Trust Mid Cap Core AlphaDEX(R) Fund (the "Fund") seeks investment results that correspond generally to the price and yield (before the Fund's fees and expenses) of an equity index called the Defined Mid Cap Core Index (the "Index").





FIRST TRUST                                                     December 1, 2014

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


FEES AND EXPENSES OF THE FUND

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund. Investors purchasing and selling shares may be subject to costs (including customary brokerage commissions) charged by their broker, which are not reflected in the table below.

    SHAREHOLDER FEES (fees paid directly from your investment)
    Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)                 None
    ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
      Management Fees                                                                                    0.50%
      Distribution and Service (12b-1) Fees(1)                                                           0.00%
      Fees Previously Waived or Expenses Reimbursed by First Trust(2)                                    0.00%
      Other Expenses                                                                                     0.14%
      Acquired Fund Fees and Expenses(3)                                                                 0.03%
                                                                                                        -------
      Total Annual Fund Operating Expenses                                                               0.67%
      Fee Waiver and Expense Reimbursement(2)                                                            0.00%
                                                                                                        -------
      Total Net Annual Fund Operating Expenses After Fee Waiver and Expense Reimbursement                0.67%

   EXAMPLE

   The example below is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. This example does not take into account customary brokerage commissions that you pay when purchasing or selling shares of the Fund in the secondary market.

   The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain at current levels. Additionally, the example assumes that the Fund imposes a 12b-1 fee of 0.25% per annum of the Fund's average daily net assets following December 31, 2015. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

          1 YEAR             3 YEARS            5 YEARS           10 YEARS
            $68               $266               $483              $1,106

   -----------------

   (1) Although the Fund has adopted a 12b-1 plan that permits it to pay up to 0.25% per annum, it will not pay 12b-1 fees any time before December 31, 2015.

   (2) First Trust has agreed to waive fees and/or pay the Fund's expenses to the extent necessary to prevent the operating expenses of the Fund (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses) from exceeding 0.70% of its average daily net assets per year at least until November 30, 2015. Expenses borne by First Trust are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding 0.70% of its average daily net assets per year. The agreement may be terminated by the Trust on behalf of the Fund at any time and by First Trust only after November 30, 2015 upon 60 days' written notice.

   (3) Acquired Fund Fess and Expenses are not taken into consideration in the expense limitation because they are not Fund operating expenses, but rather, are imputed fees and expenses.

   PORTFOLIO TURNOVER

   The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 81% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund will normally invest at least 90% (plus the amount of any borrowings for investment purposes) of its net assets in common stocks that comprise the Index. The Fund, using an "indexing" investment approach, attempts to replicate, before fees and expenses, the performance of the Index. First Trust seeks a correlation of 0.95 or better (before fees and expenses) between the Fund's performance and the performance of the Index; a figure of 1.00 would represent perfect correlation.

The Index is in the "Defined Index Series," a family of custom enhanced indices developed, maintained and sponsored by S&P Dow Jones Indices LLC ("S&P" or an "Index Provider"). The Index is a modified equal-dollar weighted index designed by S&P to objectively identify and select stocks from the S&P MidCap 400(R) Index that may generate positive alpha relative to traditional passive-style indices through the use of the AlphaDEX(R) selection methodology. Alpha is an indication of how much an investment outperforms or underperforms on a risk-adjusted basis relative to its benchmark. The Fund may invest in common stocks and business development companies ("BDCs") that comprise the Index. As of July 31, 2014, the Index was comprised of 300 stocks and the market capitalization range represented in the Index was $1.19 billion to $11.41 billion. The Index is rebalanced and reconstituted as of the last business day of each calendar quarter. Changes to the Index will be effective at the open of trading on the sixth business day of the following month.

PRINCIPAL RISKS

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund's investment objective will be achieved.

BDC RISK. The Fund may invest in BDCs which may carry risks similar to those of a private equity or venture capital fund. BDCs are not redeemable at the option of the shareholder and they may trade in the market at a discount to their net asset value. The BDCs held by the Fund may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility and the possibility that a BDC's common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

EQUITY SECURITIES RISK. Because the Fund invests in equity securities, the value of the Fund's shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

INDEX CORRELATION RISK. You should anticipate that the value of Fund shares will decline more or less in correlation with any decline in the value of the Fund's Index.

INDUSTRIALS AND PRODUCER DURABLES COMPANIES RISK. The Fund invests in the securities of industrials and producer durables companies, which convert unfinished goods into finished durables used to manufacture other goods or provide services. These companies produce electrical equipment and components, industrial products, manufactured housing and telecommunications equipment. General risks of these companies include the general state of the economy, intense competition, consolidation, domestic and international politics, excess capacity and consumer demand and spending trends. In addition, they may also be significantly affected by overall capital spending levels, economic cycles, technical obsolescence, delays in modernization, labor relations, government regulations and e-commerce initiatives.

MARKET CAPITALIZATION RISK. The Fund normally invests at least 90% of its assets in common stocks that comprise the Index. The securities of companies represented in the Index generally have market capitalizations that are consistent with the name of the Index. To determine the market capitalization range of such securities, the Fund uses the current range of the Index. However, the Fund will not sell a security because the security has exceeded or fallen below the current market capitalization range of the Index. Because of market movement, there can be no assurance that the securities in the Fund will stay within a given market capitalization range. As a result, the Fund may be exposed to additional risk or may not give investors the opportunity to invest fully in a given market capitalization range.

MARKET RISK. Market risk is the risk that the underlying securities in which the Fund invests, or shares of the Fund in general, may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall securities values could decline generally or could underperform other investments.

NON-CORRELATION RISK. The Fund's return may not match the return of the Index for a number of reasons. For example, the Fund incurs operating expenses not applicable to the Index, and may incur costs in buying and selling securities, especially when rebalancing the Fund's portfolio holdings to reflect changes in the composition of the Index. In addition, the Fund's portfolio holdings may not exactly replicate the securities included in the Index or the ratios between the securities included in the Index.

REPLICATION MANAGEMENT RISK. The Fund is exposed to additional market risk due to its policy of investing principally in the securities included in the Index. As a result of this policy, securities held by the Fund will generally not be bought or sold in response to market fluctuations, and the securities may be issued by companies concentrated in a particular industry if the Index is so concentrated. Therefore, the Fund will generally not sell a security because its issuer is in financial trouble, unless that security is removed or is anticipated to be removed from the Index.

SMALLER COMPANIES RISK. The Fund invests in mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

ANNUAL TOTAL RETURN

The bar chart and table below illustrate the annual calendar year returns of the Fund based on net asset value for the past six years as well as the average annual Fund and Index returns for the one year, five year and since inception periods ended December 31, 2013. The bar chart and table provide an indication of the risks of investing in the Fund by showing changes in the Fund's performance from year-to-year and by showing how the Fund's average annual total returns based on net asset value compare to those of the Index and a broad-based market index. See "Total Return Information" for additional performance information regarding the Fund. The Fund's performance information is accessible on the Fund's website at www.ftportfolios.com.

Returns before taxes do not reflect the effects of any income or capital gains taxes. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local tax. Returns after taxes on distributions reflect the taxed return on the payment of dividends and capital gains. Returns after taxes on distributions and sale of shares assume you sold your shares at period end, and, therefore, are also adjusted for any capital gains or losses incurred. Returns for the market index do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here. After-tax returns are not relevant to investors who hold Fund shares in tax-deferred accounts such as individual retirement accounts (IRAs) or employee-sponsored retirement plans.

FIRST TRUST MID CAP CORE ALPHADEX(R) FUND--TOTAL RETURNS(1)

                               [GRAPHIC OMITTED]
                     [DATA POINTS REPRESENTED IN BAR CHART]

                              Year              %
                             ------         --------
                              2008          -36.77%
                              2009           47.38%
                              2010           27.03%
                              2011            0.83%
                              2012           14.23%
                              2013           37.45%


(1) The Fund's year-to-date return based on net asset value for the period 12/31/2013 to 9/30/2014 was 0.13%.

During the six-year period ended December 31, 2013, the Fund's highest and lowest calendar quarter returns were 24.50% and -26.89%, respectively, for the quarters ended June 30, 2009 and December 31, 2008. The Fund's past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2013

                                                                        1 YEAR      5 YEARS   SINCE INCEPTION
                                                                                                (5/8/2007)
    Return Before Taxes                                                 37.45%      24.27%         8.87%
    Return After Taxes on Distributions                                 37.00%      23.95%         8.59%
    Return After Taxes on Distributions and Sale of Shares              21.17%      19.89%         6.95%
    Defined Mid Cap Core Index                                          38.37%      25.23%         9.67%
       (reflects no deduction for fees, expenses or taxes)
    S&P MidCap 400(R) Index                                             33.50%      21.89%         7.94%
       (reflects no deduction for fees, expenses or taxes)

MANAGEMENT

    INVESTMENT ADVISOR
    First Trust Advisors L.P. ("First Trust" or the "Advisor")

    PORTFOLIO MANAGERS
    The Fund's portfolio is managed by a team (the "Investment Committee") consisting of:

      o Daniel J. Lindquist, Chairman of the Investment Committee and Managing Director of First Trust;

      o   Jon C. Erickson, Senior Vice President of First Trust;

      o David G. McGarel, Chief Investment Officer and Managing Director of First Trust;

      o   Roger F. Testin, Senior Vice President of First Trust; and

      o   Stan Ueland, Senior Vice President of First Trust.

    Each Investment Committee member has served as a part of the portfolio management team of the Fund since 2007.

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis, at net asset value, only in Creation Units consisting of 50,000 shares. The Fund's Creation Units are issued for securities in which the Fund invests, and redeemed for securities, and only to and from broker-dealers and large institutional investors that have entered into participation agreements. Shares of the Fund trade on NYSE Arca at market prices rather than net asset value, which may cause the shares to trade at a price greater than net asset value (premium) or less than net asset value (discount).

TAX INFORMATION

The Fund's distributions are taxable and will generally be taxed as ordinary income or capital gains. Distributions on shares held in a tax deferred account, while not immediately taxable, will be subject to tax when the shares are no longer held in a tax deferred account.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), First Trust and First Trust Portfolios L.P., the Fund's distributor, may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.


                                                                    FNXSP0120114